                                                              Exhibit T1A (vii)

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

                                                                       Board of Governors of the Federal Reserve System
                                                                       OMB Number: 7100-0036
                                                                       Federal Deposit Insurance Corporation
                                                                       OMB Number: 3064-0052
                                                                       Office of the Comptroller of the Currency
                                                                       OMB Number: 1557-0081
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Federal Financial Institutions Examination Council                     Expires March 31, 2005

                                                                       Please refer to page i,            / 1 /
                                                                       Table of Contents, for
                                                                       the required disclosure
                                                                       of estimated burden.
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Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices--FFIEC 031

                                     19980930
                                     --------
                                    (RCRI 9999)


Report at the close of business December 31, 2002


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
This report is required by law; 12 U.S.C.ss.324 (State member          This report form is to be filed by banks with branches and
banks); 12 U.S.C.ss.1817 (State nonmember banks); and                  consolidated subsidiaries in U.S. territories and
12 U.S.C. ss.161 (National banks).                                     possessions, Edge or Agreement subsidiaries, foreign
                                                                       branches, consolidated foreign subsidiaries, or
                                                                       International Banking Facilities.

NOTE: The Reports of Condition and Income must be signed by an         The Reports of Condition and Income are to be prepared in
authorized officer and the Report of Condition must be attested        accordance with Federal regulatory authority instructions.
to by not less than two directors (trustees) for State nonmember
banks and three directors for State member and National Banks.         We, the undersigned directors (trustees), attest to the
                                                                       correctness of this Report of Condition (including the
I,  Gerald A. Ronning, Executive VP & Controller                       supporting schedules) and declare that it has been examined
   ---------------------------------------------                       by us and to the best of our knowledge and belief has been
     Name and Title of Officer Authorized to Sign Report               prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and
                                                                       correct.

Of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and believe.

                                                                       /s/ Youssef Nasr
                                                                       -------------------------------------------------------------
   /s/ Gerald A. Ronning                                               Director (Trustee)
-----------------------------------------------------------------
Signature of Officer Authorized to Sign Report                         /s/ Bernard J. Kennedy
                                                                       -------------------------------------------------------------
             2/14/03                                                   Director (Trustee)
-----------------------------------------------------------------
Date of Signature                                                      /s/ Sal H. Alfieri
                                                                       -------------------------------------------------------------
                                                                       Director (Trustee)

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 Submission of Reports

 Each Bank must prepare its Reports of Condition and Income            For electronic filing assistance, contact EDS Call report
 either:                                                               Services, 2150 N. Prospect Ave., Milwaukee, WI 53202,
                                                                       telephone (800) 255-1571.

(a) in electronic form and then file the computer data
    file directly with the banking agencies' collection agent,         To fulfill the signature and attestation requirement for the
    Electronic Data System Corporation (EDS), by modem or              Reports of Condition and Income for this report date, attach
    computer diskette; or                                              this signature page to the hard-copy of the completed report that the bank places in its files.


b) in hard-copy (paper) form and arrange for another party to convert the paper report to automated for. That party (if other than EDS) must transmit the bank's computer data file to EDS.


FDIC Certificate Number           0   0    5   8   9
                                 --------------------
                                     (RCRI 9030)


http://WWW.BANKING.US.HSBC.COM                                         HSBC Bank USA
-----------------------------------------------------------------      -------------------------------------------------------------
  Primary Internet Web Address of Bank (Home Page), if any             Legal Title of Bank (TEXT 9010)
  (TEXT 4087)
  (Example: www.examplebank.com)                                       Buffalo
                                                                       -------------------------------------------------------------
                                                                       City (TEXT 9130)

                                                                       N.Y.                                                14203
                                                                       -------------------------------------------------------------
                                                                       State Abbrev. (TEXT 9200)                ZIP Code (TEXT 9220)
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

        Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                                   REPORT OF CONDITION

Consolidated domestic subsidiaries
HSBC Bank USA                                                     of Buffalo
--------------------------------------------------------------------------------
  Name of Bank                                                       City

in the state of New York, at the close of business December 31, 2002


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
ASSETS
                                                                                                              Thousands of dollars
Cash and balances due from depository institutions:
                                                                                                             -----------------------
a. Non-interest-bearing balances currency and coin                                                                 $      2,079,940
-------------------------------------------------------------------------------------------------------------
b. Interest-bearing balances                                                                                                707,840
-------------------------------------------------------------------------------------------------------------
   Held-to-maturity securities
                                                                                                                          4,372,512
-------------------------------------------------------------------------------------------------------------
   Available-for-sale securities                                                                                         13,701,218
-------------------------------------------------------------------------------------------------------------
   Federal funds sold and securities purchased under agreements to resell:
-------------------------------------------------------------------------------------------------------------
a. Federal funds sold in domestic offices                                                                                   600,000
b. Securities purchased under agreements to resell                                                                        2,142,943
                                                                                                             -----------------------
Loans and lease financing receivables:
                                                                                                             -----------------------
   Loans and leases held for sale                                                                                  $      2,490,206
------------------------------------------------------------------------------------------------------------------------------------
   Loans and leases net of unearned income                                                  $     41,038,074
-------------------------------------------------------------------------------------------------------------
   LESS: Allowance for loan and lease losses                                                         491,801
-------------------------------------------------------------------------------------------------------------
                                                                                                             -----------------------
   Loans and lease, net of unearned income, allowance, and reserve                                                 $     40,546,273
-------------------------------------------------------------------------------------------------------------
   Trading assets                                                                                                        13,243,465
-------------------------------------------------------------------------------------------------------------
   Premises and fixed assets                                                                                                723,647
-------------------------------------------------------------------------------------------------------------
Other real estate owned                                                                                                      14,823
-------------------------------------------------------------------------------------------------------------
Investments in unconsolidated subsidiaries                                                                                  245,614
-------------------------------------------------------------------------------------------------------------
Customers' liability to this bank on acceptances outstanding                                                                 98,526
-------------------------------------------------------------------------------------------------------------
Intangible assets: Goodwill                                                                                               2,224,573
-------------------------------------------------------------------------------------------------------------
Intangible assets: Other intangible assets                                                                                  404,242
-------------------------------------------------------------------------------------------------------------
Other assets                                                                                                              2,819,947
-------------------------------------------------------------------------------------------------------------
Total assets                                                                                                             86,415,769
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LIABILITIES

Deposits:
                                                                                                             -----------------------
   In domestic offices                                                                                                   40,034,925
                                                                                                             -----------------------
-------------------------------------------------------------------------------------------------------------
   Non-interest-bearing                                                                            5,682,618
---------------------------------------------------------------------------------------
   Interest-bearing                                                                               34,352,307
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In foreign offices                                                                                                       20,129,661
------------------------------------------------------------------------------------------------------------------------------------

   Non-interest-bearing                                                                              397,743
-------------------------------------------------------------------------------------------------------------
   Interest-bearing                                                                               19,731,918
-------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Federal funds purchased and securities sold under agreements to repurchase:
------------------------------------------------------------------------------------------------------------------------------------
 a. Federal funds purchased in domestic offices                                                                             656,181
-------------------------------------------------------------------------------------------------------------
 b. Securities sold under agreements to repurchase                                                                          552,583
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Trading Liabilities                                                                                                       7,696,329
-------------------------------------------------------------------------------------------------------------
Other borrowed money                                                                                                      5,361,189
-------------------------------------------------------------------------------------------------------------
Bank's liability on acceptances                                                                                              98,526
-------------------------------------------------------------------------------------------------------------
Subordinated notes and debentures                                                                                         1,549,034
-------------------------------------------------------------------------------------------------------------
Other liabilities                                                                                                         3,048,561
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Total liabilities                                                                                                        79,126,989
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Minority Interests in consolidated Subsidiaries                                                                                 173
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EQUITY CAPITAL

------------------------------------------------------------------------------------------------------------------------------------
Perpetual preferred stock and related surplus                                                                                     -
-------------------------------------------------------------------------------------------------------------
Common Stock                                                                                                                205,000
-------------------------------------------------------------------------------------------------------------
Surplus                                                                                                                   6,454,612
-------------------------------------------------------------------------------------------------------------
Retained earnings                                                                                                           384,408
-------------------------------------------------------------------------------------------------------------
Accumulated other comprehensive income                                                                                      244,587
-------------------------------------------------------------------------------------------------------------
Other equity capital components                                                                                                   -
-------------------------------------------------------------------------------------------------------------
Total equity capital                                                                                                      7,288,607
-------------------------------------------------------------------------------------------------------------
Total liabilities, minority interests and equity capital                                                                 86,415,769
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